UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 15, 2004



                           CreditRiskMonitor.com, Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                         1-8601                36-2972588
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                             704 Executive Boulevard
                            Valley Cottage, NY 10989
          (Address of principal executive offices, including zip code)

                                 (845) 230-3000
              (Registrant's telephone number, including area code)


                              110 Jericho Turnpike
                              Floral Park, NY 11001
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 15, 2004, CreditRiskMonitor.com, Inc. issued a press release relating to, among other things, its financial results for the third quarter of 2004. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release issued on November 15, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              CREDITRISKMONITOR.COM, INC.



Date: November 15, 2004                       By: /s/ Lawrence Fensterstock
                                                  ---------------------------
                                                      Lawrence Fensterstock
                                                      Chief Financial Officer